LITHIA

# Stephens, Inc.
# Investment Conference
# June 5th, 2008

# BEFORE WE BEGIN . . .

. . . THE COMPANY WANTS YOU TO KNOW THAT THIS PRESENTATION INCLUDES FORWARD LOOKING STATEMENTS. THESE STATEMENTS ARE NECESSARILY SUBJECT TO RISK AND UNCERTAINTY AND ACTUAL RESULTS COULD DIFFER MATERIALLY DUE TO CERTAIN RISK FACTORS, INCLUDING WITHOUT LIMITATION ECONOMIC CONDITIONS, ACQUISITION RISK FACTORS AND OTHERS SET FORTH FROM TIME TO TIME IN THE COMPANY'S FILINGS WITH THE SEC.

# The Beginning… "Since 1946"


BODY & FENDER DEPT.
CHRYSLER & PLYMOUTH
SERVICE DEPARTMENT
LITHIA MOTORS
CHRYSLER • PLYMOUTH
SALES & SERVICE
CHRYSLER
PLYMOUTH
US ROYAL
Ford

*"Lithia" – Named after Lithia springs in Ashland, Oregon*

1947 Photo

# Lithia Motors Overview


15 States, 46 Markets, 110 Store Locations
Washington
11
Oregon
16
Idaho
7
Montana
7
North Dakota
2
South Dakota
2
Wisconsin
1
Nevada
6
Nebraska
3
Iowa
8
Colorado
8
California
15
New Mexico
1
Texas
16
Alaska
7

- I.P.O. in Dec. 1996 - 5 Stores
- $3.2 Bn revenues in 2007
- The 8th largest U.S. auto retailer - by retail sales
- 33% revenue CAGR since going public
- Target 15% long-term E.P.S. growth
- Quarterly dividend $0.14

# Current Situation

# Historical Price of Oil
## (Adjusted for inflation)


Price DOUBLED in past year;
risen sixfold since 2002
Current Price
$133
Iran/Iraq War
Gulf War
Sept 11, 2001
Suez Crisis
US Dollars per Barrel
$150
$135
$120
$105
$90
$75
$60
$45
$30
$15
$0
1946 1948 1950 1952 1954 1956 1958 1960 1962 1964 1966 1968 1970 1972 1974 1976 1978 1980 1982 1984 1986 1988 1990 1992 1994 1996 1998 2000 2002 2004 2006 2008
Year

# Recent News

- Falling Consumer Confidence
- Declining home values and housing starts
- Tightening credit markets
- Auto manufacturers shift in both outlook and strategy
- Gasoline prices

# Used Vehicle Segment Shift


Gasoline Prices Impact Price Movements
April 2007 to April 2008 Wholesale Price Change for Selective Market Classes
4%
2%
0%
-2%
-4%
-6%
-8%
-10%
-12%
-14%
-16%
-18%
-20%
2.0%
-2.5%
-9.4%
-15.8%
-17.5%
Compact cars
Midsize cars
Luxury cars - entry
Large pickups
Fullsize SUVs
Source: Manheim Consulting

# New & Used Vehicle Sales

- Drive-It-Now Price
- 3-Day/500 mile return policy
- Every car & truck guaranteed
- Selling more older vehicles

# Cost Cutting - Recession Related

- Adjust new/used inventory to match demand
- Restructuring store mgmt. personnel & duties
- Reducing all corporate level expenses where possible
- Deferring L2 Auto investments
- Slowing any cap-ex we can

# Planned Restructuring Actions

- Reducing domestic exposure by divesting 10 - 15 underperforming stores
- Deferring uncommitted cap-ex
- Selling unnecessary property & assets
- Financing all unfinanced real estate
- Postponing acquisitions
- Adjusting pricing on all inventory to match demand
- Adjusting inventories for consumer preference shift
- Deferring investment in new L2 Auto stores

# Additional Cost Reductions

- $1 million per month ($12 mm/yr.)
- Implemented by end of July
- In addition to reductions of $500k/month made at end of March 2008



Fixed Operations
20%
Other
19%
Inventory Mgmt.
9%
Advertising
7%
Office Automation
12%
Store Personnel
35%

# Simplification of Duties

- Sales staff
  - Higher volume
  - Greater productivity
  - Restructuring payplans
- Management
  - Consolidation of duties
  - Reduction of headcount

# Learning From Each Other

LITHIA

AMERICA'S CAR & TRUCK STORE

Since 1946

Support Services

AUTO

# Industry Dynamics

# Stable Profitability

- Manufacturer incentives
- 50%+ variable costs
- Multiple brands
- Diversified profit sources


Updated through 2006
Auto Retailers
Big 3
Historical Pre-Tax Margins
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
(2.0)%
(4.0)%
(6.0)%
(8.0)%
(10.0)%
1979
1982
1985
1988
1991
1994
1997
2000
2003
2006
Auto Retailers
Big 3

Source: MSDW and NADA

# Lithia's Operations

# The Lithia Business Model

- Platform building instead of buying
- Common Computer System - Intranet
  - Centralized in Medford, OR
- Common practices in all stores
- Standardized asset management tools
- Fully Integrated Sales Systems
- Specialized operational support teams
- Human Development Strategies
- Market specific Micro economies of scale

# Business Lines: Sales & Gross Profits %



60%
50%
40%
30%
20%
10%
0%
57%
26%
27%
18%
12%
33%
4%
22%
New Veh.
Used Veh.
SB&P
F&I
Sales
Gross Profits

FY 2007

# Gross Margins – FY 2007


100.00%
80.00%
60.00%
40.00%
20.00%
0.00%
7.7%
14.9%
36.5%
46.5%
66.5%
100%
S/B/P: 47.0%
New Retail
Used Retail
Parts
Body Shop
Service
F&I


LITHIA HYUNDAI
GRAND OPENING

# New Vehicles

# New Vehicle Unit Mix


Subaru 2%
BMW 4%
Nissan 4%
VW/Audi 3%
Other 3%
Hyundai 4%
Honda/Acura 7%
Ford 5%
Chrysler/Dodge/ Jeep 38%
Toyota 14%
General Motors (Chevy, Saturn, Cadillac & Hummer) 17%

**Working to improve our sales mix with more Import and Luxury brands**

# Used Vehicles & L2 Auto

# L2 Used Vehicle Operation

- Unlimited Growth Potential
- We can open in any market
- Don’t need manufacturer approval
- No goodwill – only start-up costs
- Four stores currently

AUTO

- Pausing store openings for now
- Integrating best practices into Lithia model



# Finance & Insurance

# Maximizing the F&I Opportunity

*Non-Recourse Business*


F&I Penetration
90%
80%
70%
60%
50%
40%
Sector Leader
75%
Target
57%
FY 2007
NADA Avg.


F&I per Vehicle ($)
$1,116
Sector Leader
Target
1,100
1,000
900
800
700
600
500
400
300
$438
FY 2007
NADA Avg.


LITHIA

# Parts/Service & Body Shop

# Service & Parts

- Extending hours
- 3-Year/50,000 mile warranty
  - All repair work
  - Parts and labor
- Guaranteed price based on estimate given
- No appointment needed
- Quick-Lube

# Acquisition Strategy

# Huge and Fragmented Industry

## Nearly $1 Trillion Market


Finance &
Insurance
Service &
Parts
$10Bn
$380Bn
$375Bn
New
Vehicle
$372Bn
Used
Vehicle

## Highly Fragmented Sector


% of Sales
Top 100
Dealer
Groups
Public
groups
7%
18%
82%
All Other Dealers

Source: Automotive News Data Center 2005

# Our Opportunity

## *22,000 independent stores operated by 14,000 dealers*


Optimal Acquisition Target Zone
30%
25%
20%
15%
10%
5%
0%
2%
5%
26%
27%
22%
11%
7%
75% (16,500 stores)
Below 1% Loss
0-1% Loss
0-1%
1-2%
2-3%
3-4%
Above 4%
NADA Pre-Tax Margins

Source: NADA (National Automobile Dealers Association)

# Acting on the Opportunity

- *164 Target Markets West of the Mississippi & 102 East…*
- *Currently in 46 markets*


WASHINGTON
MONTANA
NORTH DAKOTA
SOUTH DAKOTA
OREGON
IDAHO
WISCONSIN
IOWA
NEBRASKA
NEVADA
COLORADO
CALIFORNIA
NEW MEXICO
TEXAS
ALASKA

# So where will we be ?

Goal of
$3.00 per share
Earnings in 2012

# 10 - Year Revenue Growth Goal @ 12% Year


$ in Billions
$12 billion revenues by 2019
Revenues
13.0
11.0
9.0
7.0
5.0
3.0
1.0
22% CAGR
0.14
0.32
0.71
1.14
1.56
1.87
2.27
2.53
2.75
2.94
3.17
3.22
1996
1998
2000
2002
2004
2006
2008
2010
2012
2014
2016
2018

# Lithia's Mission…

TO BE THE PREFERRED PROVIDER OF CARS AND TRUCKS AND RELATED SERVICES IN NORTH AMERICA

## Vision Statement – what we are striving to be…

- Lithia envisions the future, develops and embraces a strategic plan, and ensures the success of the plan.
- We strive for strong, sustainable and profitable growth.
- We speak a common language and execute best-in-class processes in all of our operations.
- We have dynamic and dedicated leadership committed to the standards and mission of Lithia.
- We provide opportunities for our people to excel and grow in a positive, respectful work environment.
- Our customers choose us because of our professionalism, consistency, and the extra effort we make to serve them.
- Our investors choose us because we are a sound investment.
- We hold ourselves to the highest ethical standards in how we treat our customers, our stakeholders and each other.